UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-03904

Value Line Tax Exempt Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Item I.  Reports to Stockholders.

Semi-Annual Report
August 31, 2014

The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00126275

Table of Contents

President’s Letter with Economic, and Market Commentary	3

The Value Line Tax Exempt Fund, Inc.:
Manager Discussion of Fund Performance.	5
Portfolio Highlights	7
Schedule of Investments	9

Statement of Assets and Liabilities	19

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	23

Fund Expenses	27

Factors Considered.	28

2

President’s Letter (unaudited)

Dear Fellow Shareholders:

We are pleased to present you with this semi-annual report for The Value Line Tax Exempt Fund, Inc. (the “Fund”) for the six months ended August 31, 2014. This semi-annual period was a positive one for The Value Line Tax Exempt Fund, Inc. as it was for the tax-exempt fixed income market broadly. On the following pages, the Fund’s portfolio manager discusses the management of the Fund, highlighting key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.

Before reviewing the performance of your mutual fund investment, we encourage you to take a look at the major factors affecting the economy and the tax-exempt fixed income market over the six months ended August 31, 2014, especially given the newsworthy events of the semi-annual period.

Economic Review

As the semi-annual period began, U.S. real Gross Domestic Product (GDP) was experiencing a slow start, contracting at a 2.1 % annualized rate from January through March. Part of the decline was due to the unusually harsh winter weather conditions throughout much of the nation. In turn, consumer spending grew at the weakest pace in five years. Second quarter 2014 GDP grew at an annualized pace of 4.2%, a marked improvement that helped offset the weakness seen earlier in the year. Still, the U.S. economy grew at a minimal pace of just more than 1% in the first half of the year. Third quarter GDP numbers are widely expected to moderate a bit from the prior quarter given the modest rise in U.S. wholesale inventories in July, a key component of GDP changes, but are still estimated to come in between 2.5% and 3.0%.

Inflation remained modest though rising to the Federal Reserve’s (the Fed’s) stated target of 2% with the 12-month headline Consumer Price Index (CPI) reading as of July 31, 2014 before seasonal adjustment. For the 12 months ended August 31, 2014, the CPI increased 1.7% before seasonal adjustment. Core inflation, which excludes food and energy and which is the price measure watched most closely by the Fed, was also up 1.7% in August 2014 from a year earlier. Limited wage growth was a key contributor to the relatively benign inflation scenario as well as a driver of low consumer confidence. Indeed, tepid wage gains served as a drag on consumer sentiment even as payroll growth exceeded 200,000 in each of the six months ended July 31, 2014 before cooling to 142,000 in August 2014. Further, the unemployment rate dropped markedly in 2014 year-to-date, from 6.7% at the end of 2013 to 6.1% as of August 31, 2014. Despite the better employment data overall, the declining trend in carried into the third calendar quarter with flat retail sales in July.

Against this backdrop, the Fed left the targeted federal funds rate unchanged. Despite expectations for improved economic activity in the last quarter of 2014, Fed Chair Janet Yellen reaffirmed the Fed’s commitment to maintaining accommodative monetary policy until a more robust recovery can be sustained. Meanwhile, the Fed’s bond-buying program was tapered by $10 billion per month each month since January 2014, with the wind-down targeted for completion in October 2014.

Tax-Exempt Fixed Income Market Review

The tax-exempt fixed income market, as measured by the Barclays Municipal Bond Index1, posted solid positive returns during the semi-annual period. Municipal bond yields generally declined and prices rose across the intermediate and long-term segments of the yield curve, or spectrum of maturities, as inflation remained well controlled. Municipal bonds with maturities of two to five years saw their yields rise, as this shorter-term segment of the yield curve reacted to uncertainty regarding the direction of Fed policy. In turn, the municipal bond yield curve flattened as the Fed began to roll back its bond-buying program and expectations grew for higher interest rates.

Weak GDP growth for the first half of 2014 overall, lackluster job growth and inflation below the Fed’s target level of 2% kept interest rates low through the end of June 2014. A combination of low rates and comparatively low market volatility drove many investors to a search for yield, benefiting the performance of spread, or non-U.S. Treasury, products. Municipal bonds, along with corporate bonds, delivered significantly higher returns than U.S. Treasuries during the first four months of the semi-annual period. In July 2014, the “risk off” trade gained favor with investors, as tensions in the Middle East and Ukraine led to a flight to safety. Most spread sectors lagged U.S. Treasury securities in July. However, municipal bonds proved the exception, the only major fixed income sector to offer positive returns for the month. Tax-exempt bonds continued their strong performance relative to other fixed income sectors in August 2014. Indeed, the tax-exempt fixed income market began 2014 with eight consecutive months of positive performance, inclusive of the semi-annual period ended August 31, 2014—an unprecedented record.

Buoying the performance of the municipal bond market were supportive technicals, or supply/demand factors. New issue supply was well below historical norms, while demand from investors seeking yield and/or troubled by the uncertainty of the times, remained robust. From a fundamental perspective, municipal bond creditworthiness remained solid. Notably, the bonds of Puerto Rico reversed their dismal performance of 2013, returning solid gains year-to-date through August 2014. Investor concerns were reduced by credit developments that allow issuers additional time to work through budgetary headwinds. For example, Puerto Rico Electric Power Authority (PREPA) was allowed an extension on its credit lines to March 2015, boosting returns on its bonds.

3

(continued)

Overall, as investors generally sought yield in a low rate environment, lower rated bonds posted significantly greater returns than higher quality bonds during the semi-annual period, with BBB-rated tax-exempt bonds returning almost 6% more than AAA-rated municipal bonds.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com. With the positive performance results of the Value Line Tax-Exempt Fund during the semi-annual period, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com, newly redesigned to be even more informative, user-friendly and comprehensive.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

1
The Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the Index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

4

VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVES AND STRATEGY

The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

To achieve the Fund’s investment objectives, under normal conditions, the Adviser invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.

Manager Discussion of Fund Performance

Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended August 31, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a total return of 3.43% during the six months ended August 31, 2014. This compares to the 4.19% return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Barclays Index”), during the same period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund underperformed its benchmark, the Barclays Index, due primarily to its comparatively higher quality bias and its duration positioning. Issue selection and sector allocation generated mixed results. Yield curve positioning overall contributed positively.

Which tax-exempt fixed income market segments most significantly affected Fund performance?

Detracting most from relative results was the Fund’s higher credit quality bias than the Barclays Index. The Fund had more bonds rated AAA and less bonds rated BBB than the Barclays Index. As lower-rated investment grade bonds outperformed AAA-rated bonds during the semi-annual period, such an emphasis on quality hampered results. In turn, having underweighted exposure to hospital and transportation bonds, which outpaced the Barclays Index during the semi-annual period, and an overweighted exposure to education and utilities bonds, which lagged the Barclays Index, hurt. Hospital and transportation bonds tend to be BBB-rated bonds, while education and utilities bonds tend to have higher credit quality ratings. Having an underweighted position relative to the Barclays Index in State of California bonds, which posted strong returns, also hindered Fund performance. Positions in State of New Jersey bonds detracted from performance, as the state experienced credit rating downgrades during the semi-annual period based on several factors, including the state’s unfunded pension liabilities.

On the positive side, having overweighted allocations to the bonds of higher performing states, such as Texas and Florida, contributed to the Fund’s performance. Also, the State of California bonds the Fund owned performed quite well due largely to the remarkable economic turnaround in this state in the last couple of years. The Fund’s bias toward owning revenue bonds versus general obligation bonds also was a positively contributing factor to results. Revenue bonds outperformed general obligation bonds across most maturities.

What was the Fund’s duration strategy?

Duration positioning in the Fund detracted from relative results during the semi-annual period. We kept the Fund’s duration approximately one-fourth of a year shorter than that of the Barclays Index through most of the semi-annual period. This stance hurt, as yields on longer duration bonds rallied more than those of shorter duration bonds. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

How did yield curve positioning decisions affect the Fund’s performance?

Yield curve positioning overall contributed positively to the Fund’s performance during the semi-annual period. The Fund was modestly underweight the longer-term segment of the yield curve, i.e. bonds with maturities of 22 years or longer. This hurt performance, as these longer-duration bonds performed well, particularly evident in the performance of the Fund’s long-term bonds issued by the State of California, which were some of the biggest winners during the semi-annual period. However, more than offsetting this was the notably positive impact of having a significant overweight in the slightly shorter maturity segments of bonds with maturities of 17 to 22 years and having an underweight in short-term bonds, i.e. those with maturities of four years or less, whose returns significantly lagged those of intermediate-term and longer-term bonds.

5

(continued)

How did the Fund use derivatives and similar instruments during the semi-annual period?

The Fund did not use derivatives during the semi-annual period.

Were there any notable changes in the Fund’s weightings during the semi-annual period?

During the semi-annual period, we reduced the Fund’s overall exposure to State of New Jersey debt given generally deteriorating credit conditions. We increased the Fund’s exposure to State of California bonds, as the state continued its remarkable recovery. We sold the Fund’s last remaining, albeit modest, exposure to Puerto Rico bonds, as the risk/reward dynamic of these securities-even with improved returns-remained unattractive, in our view.

We shortened the Fund’s duration relative to the Barclays Index by approximately one-fourth of a year in anticipation of an eventual rise in interest rates. We also reduced the Fund’s exposure to the “belly” or intermediate-segment of the yield curve, as the yield curve exhibited a flattening tendency during the semi-annual period.

How was the Fund positioned relative to its benchmark index at the end of August 2014?

At the end of August 2014, the Fund maintained its overweight to revenue bonds, as we believe revenue bonds are likely to continue to outperform general obligation bonds in the months ahead and because we continued to like having specific revenue streams dedicated to bond payments.

What is your tactical view and strategy for the months ahead?

At the end of August 2014, we believed any acceleration by the Federal Reserve in beginning to raise interest rates would likely have a negative price effect on virtually all fixed income instruments, including municipal bonds. Given this view, we intend to continue to focus our efforts on buying revenue bonds with mid-grade credit quality ratings, i.e. those rated A and BBB, as we seek to add incremental yield to the Fund. Within general obligation bonds, we expect to favor local issues versus state issues, as there is generally more yield on the local-issued credits.

As we continue to seek maximum income exempt from federal income taxes while avoiding undue risk to principal, we maintain a long-term investment perspective.

6

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at August 31, 2014 (unaudited)

Ten Largest Holdings

	Principal		Percentage of
Issue	Amount	Value	Net Assets
Leander Texas Independent School District, General Obligation
Unlimited, Capital Appreciation, Refunding & School Building,
PSF-GTD Insured, 0.00%, 8/15/41	$10,000,000	$2,283,700	3.0%
Arlington Texas, Special Tax, 5.00%, 8/15/28	1,575,000	1,692,652	2.2%
Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	1,170,000	1,327,014	1.7%
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	1,000,000	1,161,020	1.5%
Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18	1,000,000	1,137,380	1.5%
Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	1,000,000	1,098,700	1.4%
Southmost Junior College District Texas, General Obligation Limited, NATL-RE Insured, 5.00%, 2/15/25	1,000,000	1,021,530	1.3%
Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	855,000	946,861	1.2%
Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	750,000	876,660	1.1%
Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	750,000	875,655	1.1%

Asset Allocation – Percentage of Net Assets

Long-Term Investments Allocation – Percentage of Total Investment Securities

7

(continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of 8/31/14

Aaa/AAA	14.0%
Aa1/AA+	19.4%
Aa2/AA	22.6%
Aa3/AA-	13.9%
A1/A+	9.1%
A2/A	9.6%
A3/A-	7.9%
Baa1	1.8%
NR	0.2%
Total Investments	98.5%
Cash and other assets in excess of liabilities	1.5%
Total Net Assets	100.0%

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

8

The Value Line Tax Exempt Fund, Inc. Schedule of Investments (unaudited)

Principal Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%)

	ALABAMA (0.4%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$330,184

	ALASKA (0.3%)
200,000	North Slope Boro Alaska, General Obligation Unlimited, NATL-RE Insured, Ser. A, 5.00%, 6/30/17	Aa3	224,170

	ARIZONA (0.5%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	169,248
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	250,863
			420,111
	ARKANSAS (0.7%)
25,000	Arkansas State Development Financing Authority, Economic Development Revenue Bonds, Ser. B, ADFA Guaranteed, 4.30%, 3/1/16	A*	25,432
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	542,485
			567,917
	CALIFORNIA (12.5%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	177,039
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	115,370
500,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Ser. A, 5.25%, 10/1/38	Aa1	566,905
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	290,310
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	288,306
225,000	California State Department of Water Resources Center Valley Project Water System, Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1	242,084
250,000	California State Department of Water Resources Power Supply Revenue, Revenue Bonds, Ser. L, 5.00%, 5/1/15	Aa2	258,200
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	577,820
150,000	Department of Health Services-Richmond Laboratory, Ser. B, 4.00%, 11/1/15	A1	156,713
250,000	Judicial Council Projects, Ser. D, 5.00%, 12/1/18	A1	291,780
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	AA3	628,156
500,000	5.25%, 11/1/40	AA3	574,780
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	262,130
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30 (1)	A2	254,365
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	A2	270,823
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	136,146
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa3	74,226
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	92,057
	Los Angeles Unified School District, General Obligation Unlimited, Ser. B:
775,000	AMBAC Insured, 4.00%, 7/1/18 (2)	Aa2	821,050
135,000	AMBAC Insured, 5.00%, 7/1/18 (2)	Aa2	152,184

See Notes to Financial Statements.
9

Schedule of Investments (unaudited) (continued)

Principal
Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	CALIFORNIA (12.5%) (continued)
$220,000	Marin Community College District, General Obligation Unlimited, Election 2004, Ser. B, 4.75%, 8/1/34	Aa1	$247,454
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	376,048
60,000	Ser. F, 5.00%, 7/1/28	Aa1	71,250
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	A1	169,890
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	281,535
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	168,326
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa2	200,990
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25 (2)	A1	946,861
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	167,958
	State of California, General Obligation Unlimited, Various Purpose Bonds:
250,000	5.00%, 9/1/41	Aa3	278,040
260,000	5.50%, 4/1/21	Aa3	311,828
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	168,423
			9,619,047
	COLORADO (0.7%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	571,555

	CONNECTICUT (0.6%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	202,720
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty - Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	290,970
			493,690
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	227,670

	DISTRICT OF COLUMBIA (0.1%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	114,000

	FLORIDA (5.2%)
300,000	Broward County Florida Half-Cent Sales Tax Revenue, Main Courthouse Project, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa2	327,030
660,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, AGM Insured, 4.50%, 7/1/18	A2	710,041
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, NATL-RE Insured, 5.00%, 10/1/23	A1	291,028
	City of Jacksonville, Florida Special Revenue, Revenue Bonds:
250,000	Ser. A, 5.25%, 10/1/30	Aa3	287,050
125,000	Ser. B, 5.00%, 10/1/17	Aa3	141,435
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, NATL-RE Insured, 5.00%, 7/1/22	Aa2	459,691
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	352,737
750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	875,655
215,000	Polk County Florida Public Facilities, Revenue Bonds, NATL-RE Insured, 5.00%, 12/1/21	Aa3	227,911

See Notes to Financial Statements.
10

August 31, 2014

Principal
Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	FLORIDA (5.2%) (continued)
$250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	$300,727
			3,973,305
	GEORGIA (3.0%)
150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	161,034
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	550,735
200,000	County of DeKalb Georgia Water & Sewerage Revenue, Revenue Bonds, Ser. A, 4.00%, 10/1/15	Aa3	208,362
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa3	143,460
500,000	Ser. A, 4.00%, 7/1/36	Aa3	520,125
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	688,855
			2,272,571
	GUAM (0.2%)
150,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/20	A2	175,110

	HAWAII (0.7%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	552,323

	IDAHO (0.7%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	277,738
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	280,620
			558,358
	ILLINOIS (3.1%)
500,000	Chicago Illinois Transit Authority, Federal Transit Administration Section 5309, Revenue Bonds, Ser. A, Assured GTY, 5.00%, 6/1/22	A3	547,485
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A1	109,010
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A1	223,448
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	280,422
250,000	Illinois State, General Obligation Unlimited, 5.00%, 3/1/16	A3	264,855
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	226,144
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	549,390
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	166,335
			2,367,089
	INDIANA (2.3%)
605,000	Columbus Indiana Renovation School Building Corporation First Mortgage, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/21	A3	630,488
295,000	Franklin Township School Building Corporation Unrefunded First Mortgage, Marion County, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/23	A3	307,110
750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	831,960
			1,769,558
	IOWA (0.7%)
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	515,240

See Notes to Financial Statements.
11

Schedule of Investments (unaudited) (continued)

Principal
Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	KANSAS (0.7%)
$500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	$523,215

	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	530,613

	LOUISIANA (1.0%)
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	293,630
250,000	Louisiana Office Facilities Corp., Revenue Bonds, 5.00%, 11/1/17	Aa3	281,697
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa2	169,527
			744,854
	MAINE (0.9%)
	Maine Municipal Bond Bank, Revenue Bonds:
225,000	Ser. D, 4.00%, 11/1/20	AA+*	255,991
100,000	Ser. E, 5.00%, 11/1/18	Aa2	112,857
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	227,998
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	112,536
			709,382
	MARYLAND (0.8%)
500,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	552,580
50,000	University System of Maryland, Auxiliary Facilities & Tuition Revenue, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa1	54,873
			607,453
	MASSACHUSETTS (4.8%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36 (2)	A-*	249,599
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	517,685
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	585,875
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa2	84,555
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	291,027
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	644,615
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	284,390
350,000	Massachusetts State, General Obligation Limited, AMBAC Insured, Consolidated Loan, Ser. C, 5.00%, 8/1/37 (2)	Aa1	385,182
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa2	125,393
500,000	University of Massachusetts Building Authority Project Revenue, Revenue Bonds, Senior Ser. 1, 5.00%, 11/1/15	Aa2	528,325
			3,696,646
	MICHIGAN (0.4%)
250,000	Grand Rapids Michigan Water Supply, Revenue Bonds, 5.00%, 1/1/17	Aa2	275,693

	MINNESOTA (0.2%)
150,000	Minnesota State, General Obligation Unlimited, Various Purpose Bonds, Ser. K, 5.00%, 11/1/16	Aa1	165,125

See Notes to Financial Statements.
12

August 31, 2014

Principal Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	MISSISSIPPI (0.4%)
$300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	$332,589

	NEBRASKA (0.8%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	Baa1	319,246
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	266,260
			585,506

	NEVADA (0.8%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	264,773
200,000	County of Clark, Nevada Refunding, General Obligation Limited, Ser. B, 4.00%, 7/1/17	Aa1	218,874
100,000	County of Washoe, Nevada Refunding, General Obligation Limited, Ser. A, 4.00%, 3/1/17	Aa2	108,297
			591,944

	NEW HAMPSHIRE (0.7%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	538,905

	NEW JERSEY (4.9%)
500,000	New Jersey Building Authority, Revenue Bonds, Ser. A, 5.00%, 6/15/17	A2	541,780
500,000	New Jersey Economic Development Authority, Revenue Bonds, 5.00%, 6/15/15	Baa1	517,615
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	110,707
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,161,020
	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds:
125,000	AHS Hospital Corp., 5.00%, 7/1/17	A1	138,921
245,000	Hospital Asset Transformation, Ser. A, 5.25%, 10/1/18	A2	284,259
150,000	Ser. A, 4.00%, 7/1/26	Baa1	157,940
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37 (2)	A2	262,988
250,000	Ser. B, 5.00%, 6/15/18	A2	282,157
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A3	187,894
100,000	Ser. F, 5.00%, 1/1/35	A3	112,068
			3,757,349

	NEW MEXICO (1.0%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	158,635
500,000	New Mexico Finance Authority, State Transportation Revenue, Refunding Revenue Bonds, 5.00%, 6/15/18	Aa1	578,505
			737,140

	NEW YORK (8.4%)
100,000	County of Monroe Industrial Development Agency School Facility Revenue, Revenue Bonds, Rochester School Modernization Project, 5.00%, 5/1/17	Aa2	111,723
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	163,438
750,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	799,492
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	448,656
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	221,246

See Notes to Financial Statements.
13

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	NEW YORK (8.4%) (continued)
	New York State Dormitory Authority, Revenue Bonds:
$180,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18.	A2	$180,697
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	114,436
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	576,355
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	161,063
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	304,635
100,000	State Supported Debt, State University Dormitory Facilities, Ser. A, 4.00%, 7/1/15	Aa2	103,201
400,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 12/15/16	Aa1	441,756
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
500,000	Ser. B, 5.00%, 6/15/28	Aaa	564,700
125,000	Ser. C, 4.13%, 6/15/22	Aaa	132,664
	New York State Urban Development Corp., State Personal Income Tax Revenue:
130,000	Revenue Bonds, Ser. A, 5.00%, 3/15/16	Aa1	139,415
150,000	Revenue Bonds, Ser. C, 5.00%, 12/15/17	Aa1	171,094
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy - First Series, 4.00%, 7/15/38	Aa3	103,289
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty - Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	112,890
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	302,947
100,000	Subser. D, 5.00%, 11/15/15	A1	105,696
500,000	Subser. D, 5.00%, 11/15/26	A1	569,755
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	116,162
500,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA*	528,045
			6,473,355

	NEW YORK CITY (6.0%)
	City of New York, General Obligation Unlimited:
350,000	Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	392,003
250,000	Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	285,565
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	258,758
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
500,000	Ser. C, 4.75%, 6/15/33	Aa1	527,390
250,000	Ser. DD, 4.50%, 6/15/38	Aa2	261,153
60,000	Ser. FF, 5.00%, 6/15/45	Aa2	66,262
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa2	225,688
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa2	169,215
250,000	New York City Health & Hospital Corp., Revenue Bonds, Health Systems, Ser. A, 5.00%, 2/15/16	Aa3	266,632
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa2	541,425
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	341,133
160,000	Prerefunded, Ser. B, 5.00%, 11/1/23	**	179,210
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	172,023
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	193,518
240,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	264,943

See Notes to Financial Statements.
14

August 31, 2014

Principal Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	NEW YORK CITY (6.0%) (continued)
$200,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2012, Subser. S-1A, State Aid Withholding Insured, 4.00%, 7/15/21	Aa2	$226,030
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	283,695
			4,654,643

	NORTH CAROLINA (2.4%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A*	313,552
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A1	391,349
250,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	276,517
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	221,142
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	287,275
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	327,354
			1,817,189

	NORTH DAKOTA (0.2%)
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	158,256

	OHIO (3.7%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	231,834
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	325,052
1,000,000	Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	A3	1,098,700
350,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, The Cleveland Museum Art Project, 5.00%, 10/1/19	AA+*	411,481
150,000	Columbus Ohio Metropolitan Library Special Obligation, Revenue Bonds, Ser. 1, 5.00%, 12/1/23	Aa2	174,573
300,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	351,507
250,000	Ohio University, General Receipts, Revenue Bonds, 4.00%, 12/1/17	Aa3	275,682
			2,868,829

	OKLAHOMA (0.4%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	297,290

	OREGON (0.8%)
500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	612,350

	PENNSYLVANIA (4.1%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	591,375
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	224,374
495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	552,128
1,000,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18 (2)	A2	1,137,380

See Notes to Financial Statements.
15

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	PENNSYLVANIA (4.1%) (continued)
$300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa3	$328,617
50,000	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B, 5.00%, 9/15/31	Aa1	56,568
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	248,155
			3,138,597

	RHODE ISLAND (0.7%)
500,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Consolidated Capital Development Loan, Ser. C, NATL-RE Insured, 5.00%, 11/15/16	Aa2	550,990

	SOUTH CAROLINA (2.0%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	540,755
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aa1	393,561
150,000	Clemson University South Carolina Athletic Facilities, Refunding Revenue Bonds, 3.00%, 5/1/20	Aa3	162,903
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	212,100
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	A3	251,237
			1,560,556

	TENNESSEE (0.4%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A2	269,963

	TEXAS (13.0%)
1,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	1,692,652
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	73,913
150,000	City of Houston Texas, Public Improvement Refunding Bonds, General Obligation Limited, Ser. A, 5.00%, 3/1/25	Aa2	173,073
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	85,359
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	297,490
1,170,000	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	Aa3	1,327,014
500,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, Serial CIB, PSF-GTD Insured, 4.50%, 8/15/32	AAA*	526,515
175,000	Lamar Consolidated Independent School District, Schoolhouse, General Obligation Unlimited, 4.50%, 2/15/17	Aaa	192,146
10,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41 (1)	AAA*	2,283,700
250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A2	281,332
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	145,421
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	235,258
1,000,000	Southmost Junior College District Texas, General Obligation Limited, NATL-RE Insured, 5.00%, 2/15/25	A3	1,021,530
250,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. B, 5.00%, 8/1/16	Aaa	272,715

See Notes to Financial Statements.
16

August 31, 2014
Principal
Amount		Rating	Value

LONG-TERM MUNICIPAL SECURITIES (98.5%) (continued)

	TEXAS (13.0%) (continued)
$275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	$303,339
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	143,963
515,000	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured, 5.25%, 8/1/21 (2)	A3	538,376
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/30	AAA*	409,147
			10,002,943
	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	216,138
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	295,653
			511,791
	VIRGINIA (0.4%)
250,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	292,465
	WASHINGTON (2.6%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	271,863
100,000	City of Seattle Washington, Water System Revenue, Revenue Bonds, Ser. B, 4.00%, 8/1/15	Aa1	103,569
	Energy Northwest Washington Electric Refunding-Project 3, Revenue Bonds:
300,000	Ser. A, 5.00%, 7/1/17	Aa1	337,098
120,000	Ser. D, 5.00%, 7/1/16	Aa1	130,334
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	284,640
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aa1	244,256
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	360,871
250,000	Washington State, Motor Vehicle Tax - Senior 520, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	Aa1	288,470
			2,021,101
	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	195,956
	WISCONSIN (2.0%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	159,398
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	233,224
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	286,302
750,000	Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	Aa2	876,660
			1,555,584
	WYOMING (0.3%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A+*	234,885

TOTAL LONG-TERM MUNICIPAL SECURITIES (98.5%) (Cost $72,188,177)	$75,765,055
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)	1,163,841
NET ASSETS (100.0%)	$76,928,896
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($76,928,896 ÷ 7,629,020 shares outstanding)	$10.08

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.
**	Security no longer rated by Moody’s and Standard & Poor’s.
(1)	Zero coupon bond.
(2)	In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.
ADFA	Arkansas Development Finance Authority.
AGM	Assured Guaranty Municipal.
AMBAC	American Municipal Bond Assurance Corporation.
Assured GTY	Assured Guaranty Insurance Company.
FHA	Federal Housing Administration.
FSA	Financial Security Assurance.
MBIA	Municipal Bond Investors Assurance Corporation.
NATL-RE	National Public Finance Guarantee Corporation.
PSF-GTD	Permanent School Fund Guaranteed.

See Notes to Financial Statements.
17

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of August 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$75,765,055	$—	$75,765,055
Total Investments in Securities	$—	$75,765,055	$—	$75,765,055

*	See Schedule of Investments for further geographical classification.

See Notes to Financial Statements.
18

Statement of Assets and Liabilities
at August 31, 2014 (unaudited)

Assets:
Investment securities, at value (Cost - $ 72,188,177)	$75,765,055
Cash	657,769
Interest receivable	729,582
Receivable for capital shares sold	511
Prepaid expenses	433
Total Assets.	77,153,350
Liabilities:
Payable for capital shares redeemed	52,771
Dividends payable to shareholders	31,675
Accrued expenses:
Advisory fee	32,649
Directors’ fees and expenses.	1,940
Other	105,419
Total Liabilities	224,454
Net Assets	$76,928,896
Net assets consist of:
Capital stock, at $0.01 par value (authorized 65,000,000, outstanding 7,629,020 shares)	$76,290
Additional paid-in capital	80,397,846
Distributions in excess of net investment income	(21,879)
Accumulated net realized loss on investments	(7,100,239)
Net unrealized appreciation of investments	3,576,878
Net Assets	$76,928,896
Net Asset Value, Offering and Redemption Price per Outstanding Share ($76,928,896 ÷ 7,629,020 shares outstanding)	$10.08

See Notes to Financial Statements.
19

Statement of Operations for the Six Months Ended August 31, 2014 (unaudited)

Investment Income:
Interest	$1,375,328
Expenses:
Advisory fee	195,213
Service and distribution plan fees	97,607
Auditing and legal fees	79,405
Transfer agent fees	33,079
Custodian fees	29,350
Registration and filing fees	18,217
Printing and postage	12,545
Insurance	8,550
Directors’ fees and expenses	8,133
Other	4,340
Total Expenses Before Fees Waived (Note 4)	486,439
Less: Service and Distribution Plan Fees Waived	(97,607)
Net Expenses	388,832
Net Investment Income	986,496
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(13,724)
Change in Net Unrealized Appreciation/(Depreciation	1,672,751
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	1,659,027
Net Increase in Net Assets from Operations	$2,645,523

See Notes to Financial Statements.
20

Statement of Changes in Net Assets for the Six Months Ended August 31, 2014 (unaudited) and for the Year Ended February 28, 2014

	Six Months Ended	Year Ended
	August 31, 2014	February 28, 2014
Operations:
Net investment income	$986,496	$2,278,417
Net realized loss on investments	(13,724)	(181,468)
Change in net unrealized appreciation/(depreciation) on investments	1,672,751	(3,840,197)
Net increase/(decrease) in net assets from operations	2,645,523	(1,743,248)
Distributions to Shareholders from:
Net investment income	(986,496)	(2,278,417)
Share Transactions
Proceeds from sale of shares	695,802	1,760,117
Proceeds from reinvestment of dividends to shareholders	774,560	1,769,627
Cost of shares redeemed	(4,245,594)	(12,587,402)
Net decrease in net assets from capital share transactions	(2,775,232)	(9,057,658)
Total Decrease in Net Assets	(1,116,205)	(13,079,323)
Net Assets:
Beginning of period	78,045,101	91,124,424
End of period	$76,928,896	$78,045,101
Distributions in excess of net investment income included in net assets, at end of period	$(21,879)	$(21,879)
Capital Share Transactions:
Shares sold	69,721	179,399
Shares issued to shareholders in reinvestment of dividends	77,648	180,304
Shares redeemed	(426,256)	(1,288,893)
Net decrease	(278,887)	(929,190)

See Notes to Financial Statements.
21

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended
	August 31, 2014		Years Ended February 28,
	(unaudited)		2014	2013	2012	2011		2010
Net asset value, beginning of period	$9.87		$10.31	$10.14	$9.43	$9.60		$9.36
Income/(loss) from investment operations:
Net investment income	0.13		0.27	0.26	0.29	0.33		0.38
Net gains/(losses) on securities (both realized and unrealized)	0.21		(0.44)	0.17	0.71	(0.17)		0.24
Total from investment operations	0.34		(0.17)	0.43	1.00	0.16		0.62
Less distributions:
Dividends from net investment income	(0.13)		(0.27)	(0.26)	(0.29)	(0.33)		(0.38)
Net asset value, end of period	$10.08		$9.87	$10.31	$10.14	$9.43		$9.60
Total return	3.43	%(1)	(1.55)%	4.33%	10.77%	1.67%		6.70%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$76,929		$78,045	$91,124	$95,405	$76,972		$84,067
Ratio of gross expenses to average net assets(2)	1.25	%(3)	1.08%	1.24%	1.13%	1.01	%(4)	1.02%
Ratio of net expenses to average net assets(5)	1.00	%(3)	0.83%	0.99%	0.88%	0.74	%(6)	0.76%
Ratio of net investment income to average net assets	2.53	%(3)	2.79%	2.58%	2.95%	3.45%		3.99%
Portfolio turnover rate	3	%(1)	11%	28%	24%	36%		146%

(1)	Not annualized.
(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.00% for the year ended February 28, 2011, 1.01% for the year ended February 28, 2010 and would have been unchanged for the other years shown. The custody credit arrangement was discontinued as of January 1, 2013.

(3)	Annualized.
(4)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(5)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(6)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.
22

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies
The Value Line Tax Exempt Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The Fund is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

The Board of Directors (the “Board”) has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the net asset value is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date.

The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the investment adviser, EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

23

Notes to Financial Statements (unaudited) (continued)

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

• Level 1 -	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 -	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

• Level 3 -	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the six months ended August 31, 2014, there were no transfers between level 1, level 2, and level 3 assets.

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the six months ended August 31, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.

(C) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. Dividends credited to a shareholder’s account are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains at least annually.

The amount of dividends and distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

The dividends were as follows:

	Six Months Ended
	August 31, 2014	Year Ended
	(unaudited)	February 28, 2014
Dividends per share from net investment income	$0.1268	$0.2746

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

24

August 31, 2014

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended February 28, 2011 through February 28, 2014), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(G) Subsequent Events: On September 18, 2014, the Board of Directors of the Fund approved a plan to change the fiscal year end of the Fund from February 28 to December 31; the change will be effective December 31, 2014.

Management has evaluated all other subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:

Six months Ended
August 31, 2014
(unaudited)
PURCHASES:
Long-term Obligations	$2,037,348
SALES:
Long-term Obligations	$3,929,186

3. Income Taxes
At August 31, 2014, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$72,188,177
Gross tax unrealized appreciation	$3,639,345
Gross tax unrealized depreciation	(62,467)
Net tax unrealized appreciation on investments	$3,576,878

4. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
An advisory fee of $195,213 was paid or payable to the Adviser for the six months ended August 31, 2014. This was computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

25

Notes to Financial Statements (unaudited) (continued)

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended August 31, 2014, fees amounting to $97,607, before fee waivers, were accrued under the Plan. Effective July 1, 2008, and voluntarily renewed annually, the Distributor contractually agreed to waive the 12b-1 fee. For the six months ended August 31, 2014, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Fund. At August 31, 2014, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

26

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 through August 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 3/1/14
	3/1/14	8/31/14	thru 8/31/14*
Actual	$1,000.00	$1,034.33	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

27

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE TAX EXEMPT FUND, INC.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Tax Exempt Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.

In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the investment performance of the Fund, including comparisons to a peer group of funds consisting of the Fund and all retail and institutional general and insured municipal debt funds, regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified and prepared by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) purchases and redemptions of the Fund’s shares; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securites LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee, transfer agent, and custodian fees, Rule 12b-1 fee, and other non-management expenses, to those incurred by a peer group of funds consisting of the Fund and eight other retail no-load general and insured municipal debt funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Expense Group and all other retail no-load general and insured municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper index, as selected objectively by Lipper (the “Lipper Index”).

In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The Board observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds, and that the Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

28

Semi-Annual Report

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended March 31, 2014. The Board and the Adviser agreed that they will continue to monitor closely the Fund’s performance, and that the Adviser will take appropriate measures to seek to improve the Fund’s performance and will present those measures to the Board for periodic review and consideration.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire, (ii) the low turnover of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rate applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was higher than that of the Expense Group median. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was higher than that of the Expense Group and Expense Universe median. The Board noted that the Adviser bears the costs of providing fund accounting services for the Fund as part of the management fee. The Board was informed that the management fee rates for funds in the Expense Group and Expense Universe most likely did not include the provision of fund accounting services and, if it did, the Fund’s management fee rate would have compared more favorably. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2015. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the steps taken by the Adviser to enhance the portfolio management process, including improvements to how the Funds’ cash balances are invested and the Adviser’s hiring of a fixed income analyst, the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.

29

Semi-Annual Report

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

30

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

A copy of the Semi-Annual Report to Stockholders for the period ended 8/31/14 is included with this Form.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	November 17, 2014